                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 27, 1998

                            THE TIMES MIRROR COMPANY
               (Exact Name of Registrant as Specified in Charter)

       DELAWARE                      1-13492                       95-4481525
(State of Incorporation)      (Commission File No.)       (IRS Employer Identification No.)

     TIMES MIRROR SQUARE, LOS ANGELES, CALIFORNIA          90053
        (Address of Principal Executive Offices)         (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (213) 237-3700

                                      NONE
             (Former Name or Address, if Changed Since Last Report)
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Item 5.  Other Events.

          In a press release dated April 27, 1998, The Times Mirror Company ("Times Mirror") and Reed Elsevier plc announced that Reed Elsevier plc will acquire Matthew Bender & Company, Incorporated and Times Mirror's 50 percent ownership interest in Shepard's Company in a transaction valued at $1.65 billion.

          Attached as Exhibit 99 and incorporated herein by reference to this Form 8-K is a copy of the press release, dated April 27, 1998, of Times Mirror.

Item 7.   Exhibits

          (c)  Exhibits

                  99 Press Release issued by The Times Mirror Company on April 27, 1998


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             THE TIMES MIRROR COMPANY
                                                   (Registrant)


Date:  April 29, 1998                        By: /s/ Thomas Unterman
                                                 -----------------------------
                                                 Thomas Unterman
                                                 Executive Vice President and
                                                 Chief Financial Officer